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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     WHEREAS, Sunoco, Inc., a Pennsylvania corporation (the "Company") intends to file a registration statement on Form S-8 with the Securities and Exchange Commission (the "Registration Statement"), in order to register, under the provisions of the Securities Act of 1933, as amended (the "Act"), deferred compensation obligations of Sunoco, Inc., and other interests, distributable under the Sunoco, Inc. Deferred Compensation Plan (the "Plan") to select employees of the Company and its subsidiaries;

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and/or directors of Sunoco, Inc. hereby appoints and constitutes John G. Drosdick, Thomas W. Hofmann, and Joseph P. Krott, and each of them severally, either of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, thereto, and all other documents and instruments in any way incidental or necessary therewith (including, without limitation, any registration statements filed pursuant to General Instruction E to Form S-8), and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed by the undersigned, in identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 2nd day of November, 2000.

     Signatures                          Titles
     ----------                          ------

/s/ RAYMOND E. CARTLEDGE                 Director
-----------------------
Raymond E. Cartledge

/s/ ROBERT J. DARNALL                    Director
--------------------
Robert J. Darnall

/s/ JOHN G. DROSDICK                     Chairman of the Board, Chief
-------------------
John G. Drosdick                         Executive Officer, President
                                         and Director
                                         (Principal Executive Officer)
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/s/ MARY JOHNSTON EVANS                  Director
---------------------------
Mary Johnston Evans

/s/ THOMAS P. GERRITY                    Director
---------------------------
Thomas P. Gerrity

/s/ ROSEMARIE B. GRECO                   Director
---------------------------
Rosemarie B. Greco

/s/ THOMAS W. HOFMANN                    Vice President and Chief
---------------------------
Thomas W. Hofmann                        Financial Officer
                                         (Principal Financial Officer)

/s/ JAMES G. KAISER                      Director
---------------------------
James G. Kaiser

/s/ ROBERT D. KENNEDY                    Director
---------------------------
Robert D. Kennedy

/s/ JOSEPH P. KROTT                      Comptroller
---------------------------
Joseph P. Krott                          (Principal Accounting
                                         Officer)

/s/ NORMAN S. MATTHEWS                   Director
---------------------------
Norman S. Matthews

/s/ R. ANDERSON PEW                      Director
---------------------------
R. Anderson Pew

                                         Director
---------------------------
G. Jackson Ratcliffe

/s/ ALEXANDER B. TROWBRIDGE              Director
---------------------------
Alexander B. Trowbridge